UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2020

VIRTUSA CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33625	04-3512883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

132 Turnpike Rd Southborough, Massachusetts	01772
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (508) 389-7300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	VRTU	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 10, 2020, Virtusa Corporation, a Delaware corporation (the “Company”), and Baring Private Equity Asia (“BPEA”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated September 9, 2020, by and among Austin HoldCo Inc., a Delaware corporation and entity wholly owned by funds affiliated with BPEA (“Parent”), Austin BidCo Inc., a Delaware corporation and a wholly owned subsidiary of Parent, and the Company. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The Company’s directors and management expect to participate in upcoming discussions with investors and other parties. A copy of a presentation used in connection with such discussions is attached as Exhibit 99.2 hereto and is incorporated herein by reference.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. The proposed merger transaction will be submitted to the Company’s stockholders for their consideration. Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will also be available free of charge on the Company’s website at www.virtusa.com or by contacting the Company’s Investor Relations contact at InvestorRelations@virtusa.com.

Participants in the Solicitation

The Company and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of shares of the Company’s common stock is set forth in its Annual Report on Form 10-K for the year ended March 31, 2020, which was filed with the SEC on May 28, 2020 and was subsequently amended on July 29, 2020, its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on August 17, 2020 and in subsequent documents filed with the SEC, including the Proxy Statement. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the merger transaction, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the Company’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by the Company from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release issued by Virtusa Corporation and Baring Private Equity Asia on September 10, 2020
99.2	Virtusa Corporation presentation for discussions with investors and other parties
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Virtusa Corporation

Date: September 10, 2020	By:	/s/ Kris Canekeratne
	Name:	Kris Canekerantne
	Title:	Chief Executive Officer
(Principal Executive Officer)

Exhibit 99.1

Baring Private Equity Asia to Acquire Virtusa for $51.35 Per Share in All-Cash Transaction

Valued at $2.0 Billion

Delivers Significant, Immediate Cash Premium of Approximately 27 Percent to Virtusa Shareholders

Values Virtusa at 16.2x Firm Value / Last Twelve Months EBITDA

September 10, 2020 07:00 AM Eastern Daylight Time

SOUTHBOROUGH, Mass. – (BUSINESS WIRE) – Baring Private Equity Asia (“BPEA”), one of the largest and most established private alternative investment firms in Asia, and Virtusa Corporation (NASDAQ GS: VRTU) (“Virtusa” or the “Company”), a global provider of digital strategy, digital engineering, and IT services and solutions that help clients change and disrupt markets through innovation engineering, today announced the companies have entered into a definitive merger agreement under which funds affiliated with BPEA will acquire all outstanding shares of common stock of Virtusa for $51.35 per share in an all-cash transaction valued at approximately $2.0 billion.

The price per share to be paid in the transaction, which was unanimously approved by the Virtusa Board of Directors, represents a premium of approximately 27 percent to the closing price of Virtusa common stock on September 9, 2020, the last trading day prior to the transaction announcement, and premiums of approximately 29 percent and 46 percent to Virtusa’s volume-weighted average prices (“VWAP”) for the last 30 and 60 trading days, respectively. In addition, the price paid implies a valuation of 16.2x Firm Value / Last Twelve Months EBITDA as of June 30, 2020.

Founded in 1997, BPEA is one of the largest independent private equity firms in Asia with approximately $20 billion of assets under management. BPEA works hand-in-hand with its portfolio companies, providing capital for expansion, recapitalization or acquisitions, in order to grow their businesses for the long-term. BPEA brings directly relevant and value-enhancing experience in the IT services space through six prior investments dating back to 1998.

Jimmy Mahtani, Managing Director of BPEA, said, “Technology is continuing to drive marketplace evolution at an unprecedented pace, creating new opportunities as well as complexities. Virtusa’s global team of talented professionals, software engineering heritage, and deep domain expertise position it uniquely to help enterprises across industries accelerate their most strategic digital and cloud transformation initiatives. We are excited to partner with the Company in its next phase of evolution. We’re pleased that the Board has approved our offer unanimously.”

Rowland T. Moriarty, Lead Independent Director of Virtusa’s Board of Directors, said, “Through this transaction, we are pleased to maximize value and deliver a significant, immediate cash premium to Virtusa’s shareholders. Today’s announcement is the culmination of a process by Virtusa and our financial advisors, which included engagement with strategic and financial parties regarding a potential transaction, and, after a thorough review, the Board unanimously concluded that this all-cash premium transaction with BPEA achieved the Board’s objective.”

Kris Canekeratne, Chairman and CEO of Virtusa, said, “This transaction represents a strategic evolution for Virtusa and a unique opportunity to take our business to new heights at a time of accelerating digital adoption. The benefits of this transaction extend to all Virtusa stakeholders, including our shareholders, who will receive immediate and substantial cash value, as well as to our team members, since BPEA has an exemplary track record of valuing innovative and talented global teams and supporting and empowering the businesses in which it invests. With a strong partner in BPEA, we will solidify our position at the forefront of digital transformation for years to come.”

On July 20, 2020, the Virtusa Board of Directors received an unsolicited proposal from an interested party to acquire Virtusa. Following receipt of the offer, consistent with the Board’s fiduciary duties to maximize shareholder value, the Board authorized the Company and its financial advisors to engage with other potential strategic buyers and financial sponsors regarding a potential acquisition of Virtusa. As part of this process, the Company signed non-disclosure agreements with five parties and engaged with two others. After an independent review of the alternatives available, including the value creation opportunity through continued execution of the Company’s strategic plan, the Virtusa Board unanimously determined that the all-cash premium transaction with BPEA for $51.35 per share in cash maximizes value for Virtusa’s shareholders.

Approvals and Timing

The transaction, which is expected to close in the first half of 2021, is subject to the approval of Virtusa’s shareholders, customary regulatory requirements, including approval from The Committee on Foreign Investment in the United States (CFIUS), and customary closing conditions. The transaction is not subject to a financing condition.

The Orogen Group (“Orogen”), which holds 108,000 shares of Virtusa Convertible Preferred Stock and whose CEO is Vikram Pandit, an independent member of the Board, has entered into a voting agreement under which it has agreed to vote all of Orogen’s Convertible Preferred Stock in favor of the transaction. Orogen’s shares of preferred stock are convertible into 3,000,000 shares of Virtusa common stock and represent approximately 10 percent of the voting power in the Company. The directors and executive officers of Virtusa have also entered into this voting agreement, and hold an additional approximate 5.7 percent of the voting power of the Company.

Advisors

J.P. Morgan Securities and Citi acted as financial advisors and Goodwin Procter LLP acted as legal counsel to Virtusa. BofA Securities is serving as financial advisor to BPEA and Ropes & Gray LLP is acting as legal counsel to BPEA.

About BPEA

Baring Private Equity Asia (BPEA) is one of the largest and most established private alternative investment firms in Asia, with assets under management of approximately US$20 billion. The firm runs a private equity investment program, sponsoring buyouts and providing growth capital to companies for expansion or acquisitions with a particular focus on the Asia Pacific region, as well as investing in companies globally that can benefit from further expansion into the Asia Pacific region. BPEA also manages dedicated funds focused on private real estate and private credit. The firm has a 23-year history and over 190 employees located across offices in Hong Kong, China, India, Japan, Singapore, Australia, and the US. BPEA currently has over 40 portfolio companies active across Asia with a total of 224,000 employees and sales of approximately US$39 billion.

For more information, please visit www.bpeasia.com

About Virtusa

Virtusa Corporation (NASDAQ GS: VRTU) is a leading provider of digital business strategy, digital engineering, and information technology (IT) services and solutions that enable the digital transformation of Global 2000 enterprises by imagining, building and implementing the end-to-end technology solutions that are essential to compete in a digital-first world. Virtusa partners with the leading companies in the Banking, Financial Services, Insurance, Healthcare, Communications, Media, Entertainment, Travel, Manufacturing, and Technology industries.

Virtusa helps its clients accelerate their digital and overall business transformation by providing multi-disciplinary agile teams of consultants, designers, engineers and sophisticated gamified tools. The company integrates its deep domain and digital engineering expertise with proven assets and processes embedded in its unique Digital Transformation Studio model, resulting in a high performance end to end delivery. Its core services include consulting and system design, application engineering, analytics and data, digital process automation, enterprise application integration, cloud services and managed services.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. The proposed merger transaction will be submitted to the Company’s stockholders for their consideration. Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will also be available free of charge on the Company’s website at www.virtusa.com or by contacting the Company’s Investor Relations contact at InvestorRelations@virtusa.com.

Participants in the Solicitation

The Company and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of shares of the Company’s common stock is set forth in its Annual Report on Form 10-K for the year ended March 31, 2020, which was filed with the SEC on May 28, 2020 and was subsequently amended on July 29, 2020, its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on August 17, 2020 and in subsequent documents filed with the SEC, including the Proxy Statement. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the merger transaction, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the Company’s ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by the Company from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Contacts

Virtusa

Media Contact:

Joele Frank, Wilkinson Brimmer Katcher

Nick Lamplough / Clayton Erwin

(212) 355-4449

Investor Contact:

ICR

William Maina, 646-277-1236

william.maina@icrinc.com

Baring Private Equity Asia

Newgate Communications

Fergus Herries

M: +852 5970 3618 (WhatsApp)

E: Fergus.herries@newgate.asia

Exhibit 99.2

Delivering Maximum and Certain Value to Virtusa Shareholders in All-Cash Transaction with Baring Private Equity Asia (BPEA)

Transaction Terms	■ Funds affiliated with BPEA will acquire all outstanding shares of common stock of Virtusa for **$51.35** per share in **an all-cash transaction valued at ~$2 billion** ■ Expected to close **in the first half of 2021**, subject to approval of Virtusa's shareholders, customary regulatory requirements, including CFIUS, and customary closing conditions ■ No financing condition
Significant Cash Premium	■ **Premium of approximately 27%** to the closing price of Virtusa common stock on September 9, 2020, the last trading day prior to announcement, **and premiums of approximately 29% and 46% to Virtusa's VWAPs for the last 30 and 60 trading days, respectively** ■ Implies **a valuation of 16.2x Firm Value / Last Twelve Months EBITDA** as of June 30, 2020
Thorough Process Following Interest	■ On July 20, 2020, the **Virtusa Board of Directors received an unsolicited proposal from an interested party** to acquire Virtusa ■ BOD authorized engagement with other strategic and financial parties. Signed NDA's with five parties and engaged with two others. After independent review of all options, **BOD unanimously determined that all-cash premium transaction with BPEA maximized value** ■ The Orogen Group ("Orogen"), which holds 108,000 shares of Virtusa Convertible Preferred Stock and whose CEO is Vikram Pandit, an independent member of the Board, **has entered into a voting agreement under which it has agreed to vote all of Orogen's Convertible Preferred Stock in favor of the transaction.** Orogen's shares of preferred stock are convertible into 3,000,000 shares of Virtusa common stock and represent ~10% of the voting power in the Company. The directors and executive officers of Virtusa have also entered into this voting agreement, and hold an additional ~5.7% of the voting power of the Company

1
Copyright © 2020 Virtusa Corporation. All Rights Reserved.

Additional Information and Where to Find It

This communication relates to the proposed merger transaction involving the Company and may be deemed to be solicitation material in respect of the proposed merger transaction. In connection with the proposed merger transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the "***SEC***"), including a proxy statement on Schedule 14A (the "***Proxy Statement***"). This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC or send to the Company's stockholders in connection with the proposed merger transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. The proposed merger transaction will be submitted to the Company's stockholders for their consideration. Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed by the Company with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by the Company with the SEC will also be available free of charge on the Company's website at www.virtusa.com or by contacting the Company's Investor Relations contact at InvestorRelations@virtusa.com.

Participants in the Solicitation

The Company and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company's stockholders with respect to the proposed merger transaction under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of shares of the Company's common stock is set forth in its Annual Report on Form 10-K for the year ended March 31, 2020, which was filed with the SEC on May 28, 2020 and was subsequently amended on July 29, 2020, its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on August 17, 2020 and in subsequent documents filed with the SEC, including the Proxy Statement. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the merger transaction, by security holdings or otherwise, will also be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described above.

Forward Looking Statements

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Company generally identifies forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company's control. The Company's actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the Company's ability to obtain the stockholder approval required to consummate the proposed merger transaction and the timing of the closing of the proposed merger transaction, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed merger transaction will not occur; (ii) the outcome of any legal proceedings that may be instituted against the parties and others related to the merger agreement; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) unanticipated difficulties or expenditures relating to the proposed merger transaction, the response of business partners and competitors to the announcement of the proposed merger transaction, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed merger transaction; and (v) those risks detailed in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by the Company from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.